UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2006

ITA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26287	23-2763854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.)

25 Forbes Boulevard, Suite 3, Foxboro, Massachusetts 02035

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (508) 337-9200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 17, 2006, we issued a press release announcing that we had filed a Form 15 with the Securities and Exchange Commission to terminate the registration of our common stock and to suspend our reporting obligations under the Securities Exchange Act of 1934. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements And Exhibits

(d) Exhibits

Number	Title

99.1	Press Release dated March 17, 2006 announcing that ITA Holdings, Inc. has filed a Form 15 with the Securities and Exchange Commission to terminate the registration of its common stock and to suspend its reporting obligations under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ITA HOLDINGS, INC.

Dated: March 17, 2006	By:	/s/ Robert M. Russell, Jr., Chairman
Robert M. Russell, Jr., Chairman